SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2006

                                ST. JOSEPH, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
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                 (State or other jurisdiction of incorporation)


        0-49936                                         CH 47-0844532
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(Commission File Number)                      (IRS Employer Identification No.)


  4870 S. Lewis, Suite 250 Tulsa, OK                       74105
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(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (918) 742-1888


                                       N/A
          (Former name or former address, if changed since last report)

Item 8.01  Other Events.

      On April 4, 2006 the Registrant issued a press release announcing that its President, John H. Simmons has signed a non-binding letter of intent to acquire Intellamed, Inc., a private company, as a wholly owned subsidiary. The acquisition is subject to customary due diligence, approval by the Board of Directors, and the execution of a definitive agreement.

The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ST. JOSEPH, INC.
                                         (Registrant)



                                         By: /s/ John H. Simmons
                                             -------------------------------
                                             John H. Simmons, President
                                             Date: April 4, 2006

                                INDEX TO EXHIBITS


     Exhibit No.       Exhibit
     -----------       -------
       99.1            Registrant's Press Release.